EXHIBIT (p)(2)


                               LEGACY FUNDS GROUP

                                 CODE OF ETHICS
                                 --------------

                            ADOPTED JANUARY 30, 2002


         This is the Code of Ethics of Legacy Funds Group (the "Fund").

THINGS YOU NEED TO KNOW TO USE THIS CODE
----------------------------------------

         1. Terms in BOLDFACE TYPE have special meanings as used in this Code. To understand the Code, you need to read the definitions of these terms. The definitions are at the end of the Code.

         2. If you are subject to the code of ethics of the FUND INVESTMENT ADVISER or BISYS Fund Services, you are exempt from this Code. If you aren't sure whether you are exempt from this Code, contact the Fund's CODE OFFICER.

         3. If you are not exempt (see Item 2 above), to understand what parts of this Code apply to you, you need to know whether you are an ACCESS PERSON. If you aren't sure whether you are an ACCESS PERSON, call the CODE OFFICER.

         4. This Code has four sections:

         Part I--Applies to All Personnel

         Part II--Applies to All ACCESS PERSONS other than INDEPENDENT TRUSTEES

         Part III--Applies to All INDEPENDENT TRUSTEES
         Definitions

         5. There are also three Reporting Forms that ACCESS PERSONS have to fill out under this Code, and one Reporting Form that INDEPENDENT TRUSTEES may be required to fill out under this Code. You can get copies of the Reporting Forms from the CODE OFFICER.

         6. The CODE OFFICER has the authority to grant written waivers of the provisions of this Code in appropriate instances. However:

          - The Fund expects that waivers will be granted only in rare instances, and

          - Some provisions of the Code are mandated by SEC rule and cannot be waived.

         PART I--APPLIES TO ALL PERSONNEL (INCLUDING ALL MEMBERS OF THE FUND'S
         ---------------------------------------------------------------------
         BOARD)
         ------

A.   GENERAL PRINCIPLES
     ------------------

         It is generally improper for officers, trustees or personnel of the Fund to:

          - use for their own benefit (or the benefit of anyone other than the Fund) information about the Fund's trading or recommendations made to the Fund by the FUND INVESTMENT ADVISER; or

          - take advantage of investment opportunities that would otherwise be available for the Fund.

         Also, as a matter of business policy, the Fund wants to avoid even the appearance that the Fund, its personnel or others receive any improper benefit from information about Fund trading or accounts, or from Fund relationships with the FUND INVESTMENT ADVISER or with the brokerage community.

         The Fund expects all personnel to comply with the spirit of the Code, as well as the specific rules contained in the Code.

         The Fund treats violations of this Code (including violations of the spirit of the Code) very seriously. If you violate either the letter or the spirit of this Code, the Fund might impose penalties or fines, cut your compensation, demote you, require disgorgement of trading gains, or suspend or terminate your employment.

         Improper trading activity can constitute a violation of this Code. But you can also violate this Code by failing to file required reports, or by making inaccurate or misleading reports or statements concerning trading activity or securities accounts. Your conduct can violate this Code, even if the Fund is not harmed by your conduct.

         If you have any doubt or uncertainty about what this Code requires or permits, you should ask the CODE OFFICER. Don't just guess at the answer.

B.   GIFTS TO OR FROM BROKERS OR CLIENTS
     -----------------------------------

         No personnel may accept or receive on their own behalf or on behalf of the Fund any gift or other accommodations from a vendor, broker, securities salesman, client or prospective client (a "business contact") that might create a conflict of interest or interfere with the impartial discharge of such personnel's responsibilities to the Fund or place the recipient or the Fund in a difficult or embarrassing position. This prohibition applies equally to gifts to members of the FAMILY/HOUSEHOLD of Fund personnel.

         No personnel may give on their own behalf or on behalf of the Fund any gift or other accommodation to a business contact that may be construed as an improper attempt to influence the recipient.

         In no event should gifts to or from any one business contact have a value that exceeds the annual limitation on the dollar value of gifts established by the CODE OFFICER from time to time (currently $100).


         These policies are not intended to prohibit normal business entertainment. If you are unsure whether something is a gift or business entertainment, ask the Code Officer.



                     PART II--APPLIES TO ALL ACCESS PERSONS
                     --------------------------------------
                        (EXCEPT FOR INDEPENDENT TRUSTEES)
                        ---------------------------------

A.   REPORTING REQUIREMENTS
     ----------------------

         One of the most complicated parts of complying with this Code is understanding what holdings, transactions and accounts you must report and what accounts are subject to trading restrictions. For example, accounts of certain members of your family and household are covered, as are certain categories of trust accounts, certain investment pools in which you might participate, and certain accounts that others may be managing for you. To be sure you understand what holdings, transactions and accounts are covered, it is essential that you carefully review the definitions of COVERED SECURITY, FAMILY/HOUSEHOLD AND BENEFICIAL OWNERSHIP in the "Definitions" section at the end of this Code.

NOTE: The Code does not require you to include in any report (or duplicate confirmation) any of the Exempt Transactions listed in Part II.D.

         1. INITIAL HOLDINGS REPORTS. No later than 10 days after you become an ACCESS PERSON, you must file with the CODE OFFICER a Holdings Report on Form A (copies of all reporting forms are available from the CODE OFFICER).


         Form A requires you to list all COVERED SECURITIES in which you (or members of your FAMILY/HOUSEHOLD) have BENEFICIAL OWNERSHIP. It also requires you to list all brokers, dealers and banks where you maintained an account in which any securities (not just COVERED SECURITIES) were held for the direct or indirect benefit of you or a member of your FAMILY/HOUSEHOLD on the date you became an ACCESS PERSON. This means, for example, that if you purchased shares of a mutual fund directly from that fund, you should list the actual fund as an account, and if you purchased shares of a mutual fund from a fund supermarket/discount broker, you should list the supermarket/brokerage account.

         Form A also requires you to confirm that you have read and understand this Code, that you understand that it applies to you and members of your FAMILY/HOUSEHOLD and that you understand that you are an Access Person under the Code.

         2. QUARTERLY TRANSACTION REPORTS. No later than 10 days after the end of March, June, September and December each year, you must file with the CODE OFFICER a Quarterly Transactions Report on Form B.

         Form B requires you to list all transactions during the most recent calendar quarter in COVERED SECURITIES, in which transactions you (or a member of your FAMILY/HOUSEHOLD) had BENEFICIAL OWNERSHIP. It also requires you to list all brokers, dealers and banks where you or a member of your FAMILY/HOUSEHOLD established an account in which any securities (not just COVERED SECURITIES) were held during the quarter for the direct or indirect benefit of you or a member of your FAMILY/HOUSEHOLD.

         3. ANNUAL HOLDINGS REPORTS (FOR ACCESS PERSONS WHO ARE NOT INDEPENDENT TRUSTEES). By January 30 of each year, you must file with the CODE OFFICER an Annual Holdings Report on Form C.


         Form C requires you to list all COVERED SECURITIES in which you (or a member of your FAMILY/HOUSEHOLD) had BENEFICIAL OWNERSHIP as of December 31. It also requires you to list all brokers, dealers and banks where you or a member of your FAMILY/HOUSEHOLD maintained an account in which any securities (not just COVERED SECURITIES) were held for the direct or indirect benefit of you or a member of your FAMILY/HOUSEHOLD on December 31.


         Form C also requires you to confirm that you have read and understand this Code and have complied with its requirements, that you understand that it applies to you and members of your FAMILY/HOUSEHOLD and that you understand that you are an Access under the Code.

         4. DUPLICATE CONFIRMATION STATEMENTS FOR COVERED SECURITY TRANSACTIONS. If you have (or any member of your FAMILY/HOUSEHOLD has) a securities account with any broker, dealer or bank, you (or your FAMILY/HOUSEHOLD member) must direct that broker, dealer or bank to send, directly to the CODE OFFICER, contemporaneous duplicate copies of all transaction confirmation statements and all account statements for transactions in COVERED SECURITIES relating to that account.

B.   TRANSACTION RESTRICTIONS
     ------------------------

         The following restrictions do not apply to the Exempt Transactions listed in Part II.D., and they do not apply to transactions in publicly-traded common or preferred stocks that are issued by a company that has, at the most recent fiscal quarter end before your trade, a stock market capitalization of at least 10 billion U.S. dollars (or the equivalent in foreign currency).

         1. PRIVATE PLACEMENT PRECLEARANCE. Neither you nor any member of your FAMILY/HOUSEHOLD may acquire BENEFICIAL OWNERSHIP in any COVERED SECURITY in a private placement, unless you (for yourself or on behalf of your family/household member) obtain, in advance of the transaction, written preclearance for that transaction from the CODE OFFICER.

         Once obtained, preclearance is valid only for the day on which it is granted and the following 7 calendar days. The CODE OFFICER may revoke a preclearance any time after it is granted and before you execute the transaction. The CODE OFFICER may deny or revoke preclearance for any reason. In no event will preclearance be granted for any COVERED SECURITY private placement if, to the knowledge of the CODE OFFICER, a Fund has a buy or sell order pending for that same security or a closely related security (such as an option relating to that security, or a related convertible or exchangeable security).

         2. INITIAL PUBLIC OFFERINGS PROHIBITION. Neither you nor any member of your FAMILY/HOUSEHOLD may acquire any BENEFICIAL OWNERSHIP in any COVERED SECURITY in an initial public offering.

C.   15-DAY BLACKOUT PERIOD
     ----------------------

     The following blackout period does not apply to the Exempt Transactions listed in Part II.D., and it does not apply to purchases or sales of any common or preferred stock that is publicly-traded and is issued by a company that has, at the most recent fiscal quarter end before your trade, a stock market capitalization of at least
        10 billion U.S. dollars (or the equivalent in foreign currency).


         No ACCESS PERSON (including any member of the FAMILY/HOUSEHOLD of such ACCESS PERSON) may purchase or sell any COVERED SECURITY within the seven calendar days immediately before or after a calendar day on which the Fund purchases or sells that COVERED SECURITY (or any closely related security, such as an option or a related convertible or exchangeable security), unless the ACCESS PERSON had no actual knowledge that the COVERED SECURITY (or any closely related security) was being considered for purchase or sale for the Fund. If any such transactions occur, the Fund will generally require any profits from the transactions to be disgorged for donation by the Fund to charity. Note that the total blackout period is 15 days (the day of the Fund trade, plus seven days before and seven days after).

D.   EXEMPT TRANSACTIONS
     -------------------

         The reporting requirements, the transaction restrictions and the blackout requirements set forth in Parts II.A., B. and C. do not apply to the following categories of transactions:

               - Purchases or sales effected in any account over which the ACCESS PERSON has no direct or indirect influence or control.

               - Purchases or sales which are non-volitional on the part of either the ACCESS PERSON or the Fund.

               - Purchase or sales in a discretionary investment advisory account, in which an ACCESS PERSON or a member of his or her FAMILY/HOUSEHOLD has a beneficial ownership interest (either alone or with others), managed by a registered investment adviser who is not a member of the ACCESS PERSON'S family if the ACCESS PERSON did not have knowledge of the transactions until after the transactions had been executed; provided that the ACCESS PERSON has previously identified the account to the CODE OFFICER.

               - Transactions that occur by operation of law or under any other circumstance in which neither the ACCESS PERSON nor any member of his or her FAMILY/HOUSEHOLD exercises any discretion to buy or sell or makes recommendations to a person who exercises such discretion.

               - Purchases of COVERED SECURITIES pursuant to an automatic dividend reinvestment plan.

               - Purchases pursuant to the exercise of rights issued pro rata to all holders of the class of COVERED SECURITIES held by the ACCESS PERSON (or FAMILY/HOUSEHOLD member) and received by the ACCESS PERSON (or FAMILY/HOUSEHOLD member) from the issuer.


                  PART III--Applies to All Independent Trustees
                  ---------------------------------------------

         QUARTERLY TRANSACTION REPORTS. If, in any quarter, you buy or sell a COVERED SECURITY when you know or you should know (as part of your ordinary duties as Trustee) that during the 15 days before or after your purchase or sale, the Fund purchased or sold the COVERED SECURITY, or the FUND INVESTMENT ADVISER considered purchasing or selling the COVERED SECURITY, you must file with the CODE OFFICER a Quarterly Transactions Report on Form D. Quarterly Transactions Reports are due no later than 10 days after the end of March, June,

September and December each year, but you do not need to file a report if you have no transactions to report.

         Form D requires you to list all transactions in COVERED SECURITIES during the most recent calendar quarter in which:

          (1) you (or a member of your FAMILY/HOUSEHOLD) had BENEFICIAL OWNERSHIP; and

          (2) at the time of the transaction you knew or you should have known know (as part of your ordinary duties as Trustee) that during the 15 days before or after your purchase or sale, the Fund purchased or sold the COVERED SECURITY, or the Fund Investment Adviser considered purchasing or selling the COVERED SECURITY.

                                   DEFINITIONS
                                   -----------

         These terms have special meanings in this Code of Ethics:

                                  ACCESS PERSON
                              BENEFICIAL OWNERSHIP
                                  CODE OFFICER
                                COVERED SECURITY
                                FAMILY/HOUSEHOLD
                             FUND INVESTMENT ADVISER
                               INDEPENDENT TRUSTEE

         The special meanings of these terms as used in this Code of Ethics are explained below. Some of these terms (such as "beneficial ownership") are sometimes used in other contexts, not related to Codes of Ethics, where they have different meanings. For example, "beneficial ownership" has a different meaning in this Code of Ethics than it does in the SEC's rules for proxy statement disclosure of corporate directors' and officers' stockholdings, or in determining whether an investor has to file 13D or 13G reports with the SEC.

     IMPORTANT: IF YOU HAVE ANY DOUBT OR QUESTION ABOUT WHETHER AN INVESTMENT, ACCOUNT OR PERSON IS COVERED BY ANY OF THESE DEFINITIONS, ASK THE CODE OFFICER. DON'T JUST GUESS AT THE ANSWER.


ACCESS PERSON includes:

                  Every member of the Fund's board.

                  Every officer of the Fund (including assistant officers, such as Assistant Treasurers and Assistant Vice Presidents), unless that officer is subject to the code of ethics of the FUND INVESTMENT ADVISER or BISYS Fund Services.


                  Every employee of the Fund (or of any company that directly or indirectly has a 25% or greater interest in the Fund) who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a COVERED SECURITY for the Fund, or whose functions relate to the making of any recommendations with respect to purchases and sales, unless that employee is subject to the code of ethics of the FUND INVESTMENT ADVISER or BISYS Fund Services.


BENEFICIAL OWNERSHIP means any opportunity, directly or indirectly, to profit or share in the profit from any transaction in securities. It also includes transactions over which you exercise investment discretion (other than for a Fund), even if you don't share in the profits.

BENEFICIAL OWNERSHIP is a very broad concept. Some examples of forms of BENEFICIAL OWNERSHIP include:

                  Securities held in a person's own name, or that are held for the person's benefit in nominee, custodial or "street name" accounts.

                  Securities owned by or for a partnership in which the person is a general partner (whether the ownership is under the name of that partner, another partner or the partnership or through a nominee, custodial or "street name" account).


                  Securities that are being managed for a person's benefit on a discretionary basis by an investment adviser, broker, bank, trust company or other manager, unless the securities are held in a "blind trust" or similar arrangement under which the person is prohibited by contract from communicating with the manager of the account and the manager is prohibited from disclosing to the person what investments are held in the account. (Just putting securities into a discretionary account is not enough to remove them from a person's BENEFICIAL OWNERSHIP. This is because, unless the account is a "blind trust" or similar arrangement, the owner of the account can still communicate with the manager about the account and potentially influence the manager's investment decisions.)


                  Securities in a person's individual retirement account.

                  Securities in a person's account in a 401(k) or similar retirement plan, even if the person has chosen to give someone else investment discretion over the account.


                  Securities owned by a trust of which the person is either a trustee or a beneficiary.


                  Securities owned by a corporation, partnership or other entity that the person controls (whether the ownership is under the name of that person, under the name of the entity or through a nominee, custodial or "street name" account).

This is not a complete list of the forms of ownership that could constitute BENEFICIAL OWNERSHIP for purposes of this Code. You should ask the CODE OFFICER if you have any questions or doubts at all about whether you or a member of your FAMILY/HOUSEHOLD would be considered to have BENEFICIAL OWNERSHIP in any particular situation.


CODE OFFICER means that individual or individuals named from time to time by the Fund's Board of Trustees. For purposes of reviewing the CODE OFFICER's own transactions and reports under this Code, the functions of the CODE OFFICER are performed by the Code Officer's supervisor or manager.


COVERED SECURITY means anything that is considered a "security" under the Investment Company Act of 1940, except:


               Direct obligations of the U.S. Government.

               Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt obligations, including repurchase agreements.


               Shares of open-end investment companies that are registered under the Investment Company Act (mutual funds).



This is a very broad definition of security. It includes most kinds of investment instruments, including things that you might not ordinarily think of as "securities," such as:

               options on securities, on indexes and on currencies.

               investments in all kinds of limited partnerships.

               investments in foreign unit trusts and foreign mutual funds.

               investments in private investment funds, hedge funds and investment clubs.


If you have any question or doubt about whether an investment is a considered a security or a COVERED SECURITY under this Code, ask the CODE OFFICER.



Members of your FAMILY/HOUSEHOLD include:


               Your spouse (unless they do not live in the same household as you and you do not contribute in any way to their support).

               Your children under the age of 18.

               Your children who are 18 or older (if they live in the same household as you OR if you contribute in any way to their support).

               Any of these people who live in your household: your stepchildren, grandchildren, parents, stepparents, grandparents, brothers, sisters, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, including adoptive relationships.

Comment--There are a number of reasons why this Code covers transactions in which members of your FAMILY/HOUSEHOLD have BENEFICIAL OWNERSHIP. First, the SEC regards any benefit to a person that you help support financially as indirectly benefiting you, because it could reduce the amount that you might otherwise contribute to that person's support. Second, members of your household could, in some circumstances, learn of information regarding the Fund's trading or recommendations from the FUND INVESTMENT ADVISER, and must not be allowed to benefit from that information.

FUND INVESTMENT ADVISER means First Financial Capital Advisors LLC or any investment adviser or investment sub-adviser to the Fund.

INDEPENDENT TRUSTEE means a trustee of the Funds or a who is not an "interested person" of the Fund, the Fund Investment Adviser or BISYS Fund Services.

                                                             FUND CODE OF ETHICS


FORM A - INITIAL HOLDINGS REPORT

NOTE: THIS FORM MUST BE COMPLETED BY ALL ACCESS PERSONS (OTHER THAN INDEPENDENT TRUSTEES) AND FILED WITH THE CODE OFFICER NO LATER THAN 10 DAYS AFTER BECOMING AN ACCESS PERSON UNDER THE FUNDS' CODE OF ETHICS (the "CODE"). TERMS IN BOLDFACE TYPE HAVE THE MEANINGS SET FORTH IN THE CODE.

Name of ACCESS PERSON:  ____________________________________________

Date I Became an ACCESS PERSON (the "Reporting Date"):  ________________

Date received by CODE OFFICER:  ______________________________________

INITIAL CERTIFICATION:

         I understand that for purposes of the Code I am classified as an ACCESS PERSON.

INITIAL HOLDINGS REPORT (CHECK ONE OF THE FOLLOWING TWO BOXES):

[  ]   Neither I, nor any member of my FAMILY/HOUSEHOLD, has BENEFICIAL
       OWNERSHIP of any COVERED SECURITIES.

[  ]   Attached as APPENDIX A is a complete list of all COVERED SECURITIES in which I, and/or a member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP on the Reporting Date.


ACCOUNTS WITH BROKERS, DEALERS, INVESTMENT MANAGERS AND/OR BANKS (CHECK ONE OF THE FOLLOWING TWO BOXES):

[  ]   Neither I, nor any member of my FAMILY/HOUSEHOLD, had, as of the
       Reporting Date, any accounts with brokers, dealers, investment managers or banks in which any securities (including securities which are not COVERED SECURITIES) are held, and with respect to which I, or any member of my FAMILY/HOUSEHOLD, has BENEFICIAL OWNERSHIP.

[  ]   All accounts that I, and/or any member of my FAMILY/HOUSEHOLD, maintain with brokers, dealers, investment managers or banks in which securities (including securities which are not COVERED SECURITIES) are held, and with respect to which I, and/or a member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP as of the Reporting Date are set forth on the next page. I have attached to this form copies of my request(s) that duplicate copies of all account statements for transactions in COVERED SECURITIES be sent directly to the CODE OFFICER.



       NAME(S) OF INSTITUTION(S)










       All information provided in this Form A is true and complete to the best of my knowledge.

       I have read the Code, and will keep a copy for future reference. I understand my responsibilities under the Code and agree to comply with all of its terms and conditions. In particular, I understand that the Code applies to me and to all investments in which I have BENEFICIAL OWNERSHIP, as well as investments in which members of my FAMILY/HOUSEHOLD have BENEFICIAL OWNERSHIP.



                                        Signed:
                                               ---------------------------------

                                        Date:
                                             -----------------------------------

APPENDIX A - INITIAL REPORT OF ALL COVERED SECURITIES

Name of ACCESS PERSON:  ___________________________________


-----------------------------------------------------------------------------------------------------------

Title/Description of COVERED SECURITIES                Number of Shares (or Principal Amount, if not a
                                                       stock)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

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

Note: Please use additional sheets as needed.

                                                             FUND CODE OF ETHICS


                      FORM B - QUARTERLY TRANSACTION REPORT

NOTE: THIS FORM MUST BE COMPLETED BY ALL ACCESS PERSONS AND ALL FILED WITH THE CODE OFFICER NO LATER THAN 10 DAYS AFTER THE END OF MARCH, JUNE, SEPTEMBER AND DECEMBER OF EACH YEAR. TERMS IN BOLDFACE TYPE HAVE THE MEANINGS SET FORTH IN THE CODE.

Name of ACCESS PERSON:  ____________________________________________
Reporting Period/Calendar Quarter End Date: _______________________ Date received by CODE OFFICER: ____________________________________


TRANSACTIONS REPORT (CHECK ONE OF THE FOLLOWING TWO BOXES):

[  ]   There were no transactions in COVERED SECURITIES during the most recently completed calendar quarter in which I, or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP.


[  ]   Attached as APPENDIX B is a complete list of all transactions in
       COVERED SECURITIES during the most recently completed calendar quarter in which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP, other than transactions effected through securities accounts as to which a standing order was (and remains) in effect to provide duplicate broker confirmations of all transactions in Covered Securities and periodic account statements to the CODE OFFICER.


NEW SECURITIES ACCOUNTS (CHECK ONE OF THE FOLLOWING TWO BOXES):
[  ]   Neither I, nor any member of my FAMILY/HOUSEHOLD, established any new accounts during the most recent calendar quarter with brokers, dealers, investment managers or banks in which securities (including securities which are not COVERED SECURITIES) are held, and with respect to which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP.

[  ]   During the most recent calendar quarter, I and/or a member of my
       FAMILY/HOUSEHOLD established the following account(s) with brokers, dealers, investment managers or banks in which securities are held, and with respect to which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP. I have attached to this form copies of my request(s) that duplicate copies of all account statements for transactions in COVERED SECURITIES be sent directly to the CODE OFFICER.

         NAME(S) OF INSTITUTION(S)                   DATE ACCOUNT ESTABLISHED
         -------------------------                   ------------------------











         All information provided in this Form B is true and complete to the best of my knowledge.

                                        Signed:
                                               ---------------------------------

                                        Date:
                                             -----------------------------------

APPENDIX B - TRANSACTIONS IN COVERED SECURITIES DURING MOST RECENT CALENDAR QUARTER

Name of ACCESS PERSON:  ____________________________________
Reporting Period/Calendar Quarter:  ________________________
Date received by CODE OFFICER:  ____________________________


-----------------------------------------------------------------------------------------------------------------------------------

                         TYPE                                                                                    INSTITUTION
                        (E.G.,                                                      RATE/MATURITY               THROUGH WHICH
 TRANSACTION          PURCHASE,         TITLE OF        NUMBER        PRINCIPAL          DATE                     TRANSACTION
     DATE              SALE)           SECURITIES      OF SHARES        AMOUNT      (IF APPLICABLE)    PRICE       EFFECTED
     ----              -----           ----------      ---------        ------      ---------------    -----       --------
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------



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

Note:  Please use additional sheets as needed.


YOU DO NOT HAVE TO LIST TRANSACTIONS IN COVERED SECURITIES ON APPENDIX B IF THEY WERE EFFECTED THROUGH SECURITIES ACCOUNTS AS TO WHICH A STANDING ORDER WAS (AND REMAINS) IN EFFECT TO PROVIDE DUPLICATE BROKER CONFIRMATION STATEMENTS AND PERIODIC ACCOUNT STATEMENTS TO THE CODE OFFICER.

                                                             FUND CODE OF ETHICS


      FORM C - ANNUAL CODE OF ETHICS CERTIFICATION; ANNUAL HOLDINGS REPORT
      --------------------------------------------------------------------


NOTE: THIS FORM MUST BE COMPLETED BY ALL ACCESS PERSONS (other than INDEPENDENT TRUSTEES) AND FILED WITH THE CODE OFFICER NO LATER THAN JANUARY 30 OF EACH YEAR. TERMS IN BOLDFACE TYPE HAVE THE MEANINGS SET FORTH IN THE CODE.


Name of ACCESS PERSON:  _______________________________________
Calendar Year Covered by this Report:  ________________________
Date received by CODE OFFICER:  _______________________________


ANNUAL CERTIFICATION

[  ]   I hereby certify that during the year covered by this report I complied with all applicable requirements of the Code, and have reported to the CODE OFFICER all transactions required to be reported under the Code.


ANNUAL HOLDINGS REPORT (CHECK ONE OF THE FOLLOWING TWO BOXES):

[  ]   As of December 31 of the most recently completed calendar year, neither
       I, nor any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP of any COVERED SECURITIES.

[  ]   Attached as APPENDIX C is a complete list of all COVERED SECURITIES in which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP as of December 31 of the most recently completed calendar year.


ACCOUNTS WITH BROKERS, DEALERS, INVESTMENT MANAGERS AND/OR BANKS (CHECK ONE OF THE FOLLOWING TWO BOXES):

[  ]   Neither I, nor any member of my FAMILY/HOUSEHOLD, as of December 31 of the most recently completed calendar year, had any accounts with brokers, dealers, investment managers or banks in which any securities (including securities which are not COVERED SECURITIES) were held and with respect to which I, or a member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP.

[  ]   All accounts that I and/or any member of my FAMILY/HOUSEHOLD maintained, as of December 31 of the most recently completed calendar year, with brokers, dealers, investment managers or banks in which securities (including securities which are not COVERED SECURITIES) were held and with respect to which I, and/or any member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP are listed below:

       NAME(S) OF INSTITUTION(S)











All information provided in this Form C is true and complete to the best of my knowledge.

                                        Signed:
                                               --------------------------------

                                        Date:
                                             -----------------------------------

APPENDIX C - ANNUAL REPORT OF ALL COVERED SECURITIES

Name of ACCESS PERSON:  _____________________________________
Date received by CODE OFFICER:  _____________________________


--------------------------------------------------------------------------------------------------------------------

Title/Description of COVERED SECURITIES                Number of Shares               Principal Amount
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

Note: All information should be reported as of December 31 of the most recently completed calendar year. Please use additional sheets as needed.



                                                             FUND CODE OF ETHICS

            FORM D - INDEPENDENT TRUSTEE QUARTERLY TRANSACTION REPORT

NOTE: THIS FORM MUST BE COMPLETED BY CERTAIN INDEPENDENT TRUSTEES AND FILED WITH THE CODE OFFICER NO LATER THAN 10 DAYS AFTER THE END OF MARCH, JUNE, SEPTEMBER AND DECEMBER OF EACH YEAR. TERMS IN BOLDFACE TYPE HAVE THE MEANINGS SET FORTH IN THE CODE.

Name of INDEPENDENT TRUSTEE:  ___________________________________________
Reporting Period/Calendar Quarter End Date: ____________________________ Date received by CODE OFFICER: _________________________________________


TRANSACTIONS REPORT:


[  ]   Attached as APPENDIX D is a complete list of all transactions in
       COVERED SECURITIES during the most recently completed calendar quarter in which I, and/or any member of my FAMILY/HOUSEHOLD, had Beneficial Ownership, and which I knew or should have known (as part of my ordinary duties as Trustee) that during the 15 days before or after my purchase or sale, a Fund purchased or sold the COVERED SECURITY, or the Fund INVESTMENT ADVISER considered purchasing or selling the Covered Security.



         All information provided in this Form D is true and complete to the best of my knowledge.



                                        Signed:
                                               ---------------------------------

                                        Date:
                                             -----------------------------------

APPENDIX D - TRANSACTIONS IN COVERED SECURITIES DURING MOST RECENT CALENDAR QUARTER

Name of INDEPENDENT TRUSTEE:  ___________________________________
Reporting Period/Calendar Quarter:  _____________________________
Date received by CODE OFFICER:  _________________________________


----------------------------------------------------------------------------------------------------------------------------
                                                                                                               Institution
                                                                                                                 through
                         Type                                                     Rate/Maturity                   which
 Transaction            (e.g.,         Title of       Number       Principal          Date                      transaction
     Date          purchase, sale)     Securities    of Shares       Amount       (if applicable)     Price      effected
     ----          ---------------     ----------    ---------       ------       ---------------     -----      ---------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

Note:  Please use additional sheets as needed.